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EXHIBIT 10.8

                                   FORM OF
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
               (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.  Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only, August 11, 1997, is made by and between Edwin A. Helwig and Barbara G. Helwig
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("Lessor") and The SMT Centre, Inc., a California Corporation ("Lessee"),
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(collectively the "Parties," or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 2302 Trade Zone Boulevard, located in the County of Santa Clara, State
         -------------------------                           -----------
of California, and generally described as (describe briefly the nature of the
   ----------
property and, if applicable, the "Project", it the property is located within a Project) 64,800 square foot industrial building ("Premises"). (See also
         --------------------------------------
Paragraph 2)

     1.3  Term: 5 years and 0 months ("Original Term") commencing see Work
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Letter ("Commencement Date") and ending on the 5th anniversary of the
                                               ---------------
Commencement Date ("Expiration Date"). (See also Paragraph 3)

     1.4 Early Possession: _____________________ ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

     1.5  Base Rent: $ 58,320.00 per month ("Base Rent"), payable on the first
                     -----------                                         -----
day of each month commencing on the Commencement Date. (See also Paragraph, 4)
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[X] If this box is checked, there are provisions In this Lease for the Base Rent to be adjusted. See addendum

     1.6  Base Rent Paid Upon Execution: $ 58,320.00 as Base Rent for the period
                                         -----------
commencing on the Commencement Date.
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     1.7  Security Deposit: $ 71,280.00 ("Security Deposit"). (See also
                            -----------
Paragraph 5)

     1.8  Agreed Use:  Contract assembly, outsource manufacturing and storage
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(See also Paragraph 6)

     1.9  Insuring Party. Lessor is the "Insuring Party" unless otherwise stated
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herein. (See also Paragraph 8)

     1.10 Real Estate Brokers: (See also Paragraph 15)

          (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):
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[X]  Cornish & Carey Commercial  represents Lessor exclusively ("Lessor's
   -----------------------------
Broker");

[X]  Colliers Parrish, Inc.      represents Lessee exclusively ("Lessee's
   -----------------------------
Broker"); or

[_]                              represents both Lessor and Lessee ("Dual
   _____________________________
Agency").

          (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of N/A % of the
                                                                ---
Total Base Rent for the brokerage services rendered by said Broker).

     1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by Surface Mount Technology Centre, Inc. a Canadian (Ontario)
              ----------------------------------------------------------
Corporation (See Guarantee of Lease ("Guarantor"). (See also Paragraph 37)
-----------------------------------

     1.12 Addenda and Exhibits. Attached hereto Is an Addendum or Addenda consisting of Paragraphs 50 through 57 and Exhibits A and Guarantee of Lease,
                         --         --              ------------------------
all of which constitute a part of this Lease.

2.  Premises.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date ("Start Date"), and, so long as the required service contracts described in Paragraph 7.l(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

     2.3 Compliance. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph

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7.3(a)) made or to be made by Lessee.  If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 2.3(c), if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises, which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same with Interest, from Rent until Lessor's share of such costs have been fully paid. It Lessee is unable to finance Lessor's share, or it the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor. See addendum

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          (c) Notwithstanding the above, the provisions concerning Capital
Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 Acknowledgments. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters, other than as set forth in this Lease. In addition, Lessor acknowledges that:
(a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and
(b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.  Term

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified In Paragraph 1.3.

     3.2 Early Possession. It Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent and all other sums hereunder shall be abated for the period of such early possession. Any such early possession shall not affect the Expiration Date.

     3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver the Premises to Lessee by the Target Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or

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perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Target Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee when required and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Target Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.  Rent.

     4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

     4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

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5.   Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.

     6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonable comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold attorneys' and consultants' fees or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  Hazardous Substances.

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          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (6) regulated or monitored by any governmental authority or
(iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline. and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use"shall mean (i) the installation or use of any above or below ground storage lank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with (respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability; including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit. see addendum

          (b) Duty to Inform. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance. see addendum

          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises

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(including through the plumbing or sanitary sewer system) and shall promptly, at
Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of and for the maintenance, security and/or monitoring of the Premises or neighboring properties', that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. see addendum

          (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or subsequent to the Commencement Date any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, liabilities, judgments, claims, expenses, penalties and attorneys' and consultants' fees which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which migrate in, on or under the Premises from outside the Premises or which are caused by the gross negligence, or intentional acts of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lassor's agents to have reasonable access to the Premises at

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reasonable times in order to carry out Lessors investigative and remedial responsibilities.  see addendum

     6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the reasonable requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. see adden.

     6.4 Inspection; Compliance. Lessor and Lessor's Lender and consultants shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for he purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation by Lessee of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.   Maintenance; Repairs, Utility Installations; Trade Fixtures and
Alterations.

     7.1  Lessee's Obligations.

          (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessors Obligations), 9 (Damage or Destruction), and 14 (Condemnation), and the Addendum and Work Letter, Lessee's shall, at Lessee's sole expense, keep the Premises, Utility Installations and Alterations in good order, condition and repair (whether or not the portion of the Premises requires repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, windows,

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doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with Contractors specializing and experienced in the maintenance of the following equipment and improvements. ("Basic Elements"), if any, as and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) life protection systems, (iv) landscaping and irrigation systems, (v) tool covering and drains, and (vi) asphalt and parking lots, (vii) clarifiers and (viii) any other equipment, if reasonably required by Lessor.

          (c) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time. see addendum

     7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction), 7.1 (Lessee's Obligations and 55 and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no other obligation, in any manner whatsoever, to repair and

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maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3. Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations of Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in any one year. see addendum.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4. Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) Removal. By delivery to Lessee of written notice from Lessor not later than ninety (90) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility lnstallations for which Lessee has not obtained Lessor's prior consent be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. see addendum

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted.
"Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of

Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   Insurance; Indemnity.

     8.1. Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

     8.2. Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations. but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3. Property Insurance - Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

          (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for, one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

     8.4. Lessee's Property/Business Interruption Insurance.

          (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) Business Interruption. If reasonably available, and if Lessor requests Lessee to do so in writing, Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5. Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6. Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be.

     8.7. Indemnity. Except for Lessees sole negligence, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessors master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8. Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, Whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1. Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not damage is Partial or Total.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty
(30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2. Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter.

Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3. Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease. Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as, soon as reasonably possible after the required funds are available. It Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4. Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction.

     9.5. Damage Near End of Term. It at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6. Abatement of Rent; Lessee's Remedies.

          (a)  Abatement. See addendum.

          (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7. Termination-Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9. an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8. Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1. Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises. Lessor's right to other income therefrom, and/or Lessor's business of leasing, by-any authority having the direct or Indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. see addendum

     10.2.

          (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessors option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

     10.3. Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4. Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.  Assignment and Subletting.

     12.1. Lessor's Consent Required.

           (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

           (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief. see addendum

     12.2. Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessors consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee, unless (see Paragraph 57)

           (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessees Default or Breach.

           (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

           (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

           (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

           (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering in be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing. see addendum

     12.3. Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

           (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

           (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

           (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee. see addendum

13.  Default; Breach; Remedies.

     13.1. Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

           (a) The abandonment of the Premises: or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

           (b) The failure of Lessee to make any payment of Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property where such failure continues for a period of three
(3) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of, this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors: (ii) becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (a) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee of any Guarantor given to Lessor was materially false.

          (g) Upon a default by Lessee, if any of the following are in effect, if the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Leesee other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty
(60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2. Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the

Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

           (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

           (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3. Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, Inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to six percent (6%) of each such overdue amount. The parties hereby Agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease, to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due. The interest ("Interest") charged shall be equal to the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus 4%, but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6  Breach by Lessor.

          (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty, (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or it having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs, it more than ten percent (10%) of any building, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the household, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessor's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or, not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  Brokers' Fee.

     15.1 Additional Commission. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned try Lessor and located within the same Project, if any, within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, than such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said-notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

     15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.  Tenancy Statement/Estoppel Certificate.

     16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party an estoppel certificate in writing, in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, the original Lessor under this Lease, and all subsequent holders of the Lessors interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Except with respect to Lessor's fraud, gross negligence or willful misconduct, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any mailer mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made. and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to lime hereafter designate in writing.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant, or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to tender unnecessary the obtaining of

Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or condition shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting remediation shall be responsible for payment of any fees applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred twenty five percent (125%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance:

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises. Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys' Fees. It any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign. see addendum

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withhold or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  Guarantor.

     37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

     37.2 Default. It shall constitute a Default of the Lessee it any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantees behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  Options.

     39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessor has on other property of Lessor, (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting. see addendum

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option; (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

           (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each Individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [_] is [X] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: _______________________

on: ________________________________
By LESSOR:
____________________________________
____________________________________

By: ________________________________
Name Printed: ______________________
Title: _____________________________

By: ________________________________
Name Printed: ______________________
Title: _____________________________
Address: ___________________________
____________________________________

Telephone: (  ) ____________________
Facsimile: (  ) ____________________
Federal Id. No. ____________________

BROKER:
____________________________________
Executed at: _______________________
on: ________________________________

By:  _______________________________
Name Printed: ______________________
Title: _____________________________
Address: ___________________________
____________________________________
Telephone: (  ) ____________________
Facsimile: (  ) ____________________
Federal Id. No. ____________________

Executed at: _______________________
on: ________________________________
By LESSEE:
------------------------------------
------------------------------------

____________________________________

By: ________________________________
Name Printed: ______________________
Title: _____________________________

By:  _______________________________
Name Printed: ______________________
Title: _____________________________
Address: ___________________________
____________________________________

Telephone: (  ) ____________________
Facsimile: (  ) ____________________
Federal Id. No. ____________________

BROKER:
____________________________________
Executed at: _______________________
on: ________________________________

By:  _______________________________
Name Printed: ______________________
Title: _____________________________
Address: ___________________________
____________________________________
Telephone: (  ) ____________________
Facsimile: (  ) ____________________
Federal Id. No. _____________________

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777.
Fax No. (213) 687-8616

                                   EXHIBIT A



                                 [FLOOR PLAN]

                                LEASE ADDENDUM

       Addendum to the lease dated August 11, 1997, b and between Edwin A. Helwig and Barbara A. Helwig (Lessor) and The SMT Centre, Inc., a California corporation (Lessee), for those premises located at 2302 Trade Zone Boulevard, San Jose, California.

Lessor and Lessee hereby amend the provisions of the lease as set out below.

1.5    Rent Schedule:

       Months                   Base Rent
       01-12                    $58,320.00/month
       13-24                    $61,560.00/month
       25-36                    $64,800.00/month
       37-48                    $68,040.00/month
       49-60                    $71,280.00/month

2.3(b) Notwithstanding the provisions of section 2.3(b) and 7.1(c), except as required under section 2.3(a) with regard to Capital Expenditures required as a result of th specific and unique use of the Premises by Lessee, Lessee shall have no obligation to make any contribution, of amortized payments or otherwise, for any Capital Expenditure for an upgrade of any structural component of the Premises (including without limitation any seismic upgrades to the Building).

6.2(a) Lessor hereby consents to the Tenant maintaining on the Premises those substances listed on exhibit C provided all such substances shall be
                            ---------
       maintained in compliance with Applicable Requirements.

6.2(b) If Lessor knows, or has reasonable cause to believe, that a Hazardous
       Substance has come to be located in, on, under or about the Premises, other than as previously disclosed to Lessee, lessor shall immediately give written notice of such fact to Lessee, and provide Lessee with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

6.2(c) for purposes of this section 6.2, Lessee shall have no responsibility or liability fr any `release' which consists of the continuation of the presence of a Hazardous Substance on the Premises, which originated prior to the Commencement Date.

6.2(f) With respect to any contamination for which Lessor is required to undertake investigations or remediation pursuant to this section, the Rent payable by Lessee for the period required for the investigation or remediation shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. If the impairment of Lessee's use cannot be eliminated within six (6) months or less from the date of discovery thereof,

       Lessor shall notify in writing within thirty (30) days from discovery thereof. Lessee may elect, by written notice delivered to Lessor within sixty (60) days from receipt of Lessor's notice that the impairment of use cannot be eliminated within said six (6) month period, to terminate this Lease.

6.3 If a request by the board of fire underwriters or Lessor's engineer relates to the condition of the Premises (as opposed to Lessee' specific and unique use) the Lessor shall pay the cost to comply with such requirements. If during the Lease term, Lessor receives a request from any insurance company or underwriter to perform tests on the Premises (including without limitation the fire protection system), Lessor will promptly inform Lessee of such request and if Lessee agrees to pay the cost of such test, Lessor promptly will perform the tests and provide the insurance company (or underwriter) of the results thereof.

7.1 Notwithstanding the foregoing, Lessee shall have no obligation to restore, replace or renew, or to contribute to the costs to restore, replace or renew, any structural portion of the Premises (including without limitation the foundation, structural floor slab, roof structure, weight bearing walls) and Lessee shall not be required to repaint the exterior of the Premises during the Original Term.

7.3(a) The parties acknowledge that the items described on Exhibit D are
                                                           ---------
       Lessee's Trade Fixtures.

7.4(b) As to any matter fr which Lessor's consent is required, at the time consent is given, Lessor shall indicate whether or not it shall require the Alterations or Utility Installations to be removed upon the expiration or termination of this Lease.

9.6(a) This section is revised to read as follows: In the event of a Hazardous
       Substance condition for which Lessee is not responsible under this Lease, or of Premises Partial Damage or of Premises Total Destruction, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee' use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

12.1 An Internal Change (as defined below) shall not be deemed an assignment or subletting requiring Lessor's consent. the term "Internal Change" shall mean any transfer by Lessee to (i) a subsidiary of Lessee, (ii) a parent of Lessee, (iii) an entity controlled by a subsidiary or parent of Lessee, (iv) any merger or any sale of a controlling interest in Lessee or (v) the private or public offering of stock in Lessee.

12.2 Notwithstanding the foregoing, Lessor will respond to any request for consent hereunder within ten (10) business days from receipt of the required information and the failure of Lessor to so respond shall be deemed consent to the requested act.

12.4 In the event of an assignment or subletting (other than an Internal Change, Lessor and lessee shall share in any Net Bonus Rent (as defined below) with one-half to belong to Lessor and one-half to belong to Lessee. "Net Bonus Rent" shall mean the Rent to be paid to Lessee by a subtenant or assignee for occupancy of the Premises less all sums that Lessee is required to pay to Lessor under this Lease. "Net Rent" shall mean those sums received from a subtenant or assignee after Lessee has recouped al its costs and expenses related to the assignment or subletting (including without limitation broker's commissions, attorneys' fees, any tenant improvement costs and any "incentives" that must be paid to induce the subtenant or assignee to occupy the Premises).

32 Except for emergencies, Lessor shall provide Lessee with prior notice of any entry by Lessor.

39.2 The foregoing notwithstanding, a successor as a result of an Internal Change may exercise any option or right granted to Lessee so long as such successor is in possession o the Premises.

The following new sections are hereby added to the Lease:

50.    Renewal at Fair Market Rent:

       a. Renewal Option: Lessee shall have the option (the "Renewal Option") to extend the initial term of this Lease for two (2) successive renewal terms of three (3) years (the "Renewal Term"). Provided that Lessee is not in default of this Lease beyond the expiration of any applicable grace or cure periods on the date of giving notice of exercise of the Renewal Option or on the first day of the extension term, Lessee may exercise the Renewal Option by giving Lessor written notice not more than two hundred ten (210) days, but at least 180 days, prior to, th date set forth above for the expiration of the initial term of this Lease, or first renewal term, if exercised (with time to be of the essence as to the timely exercise of such Renewal Option). If Lessee exercises the Renewal Option, then this Lease shall be extended for the three (3) years Renewal Term upon all of the terms, covenants, and conditions contained in this Lease, except that, during the Renewal Term, the fixed monthly rent shall be 100% of the monthly market rental value of the then applicable market rent for similar buildings with similar credit tenants guaranteed b similar guarantors and located n the same geographical area the "Market Value Rent") of the Premises on the date that Lessee exercises the Renewal Option (The "Exercise Date"), as determined below. Lessor shall have no obligation to complete any further tenant improvements during the ter of the Renewal Option.

b. Market Value Rent: If Lessee elects to extend the term of this Lease as provided above, the term "Market Value Rent" shall mean the annual Base Rent and annual increases that a willing Lessee would pay and a willing Lessor would accept to an arm's length lease of the Premises as of the Exercise Date.

c. Rent Determination: The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on the Market Value Rent during the extended term. Within the thirty (30) day period after Lessor receives the option notice, Lessor and Lessee shall meet and each shall simultaneously provide to the other its written opinion of the Market Value Rent for the Premises for the renewal term (the Lessor and Lessee Determination Notices, respectively). If the parties agree on the Market Value Rent for the extended term during that period, they shall immediately execute an amendment to this Lease stating the Market Value Rent for the extended term.

     If the parties are unable to agree on the Market Value Rent for the extended term within that period, then within fifteen (15) days after the expiration of that period, each party, at its costs and by giving notice to the other party, shall appoint a real estate agent of broker "agent/broker") with at least five (5) years' full-time commercial real estate brokerage experience in the area in which the Premises are located, to determine and set the Market Value Rent fr the extended term. f a party does not appoint a real estate agent/broker within fifteen (15) days after the other party has given notice of the name of its agent/broker, the single agent/broker appointed shall be the sole determiner of and shall set the Market Value Rent for the extended term. If the two real estate agent/brokers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Market Value Rent for the extended term. If they are unable to agree within thirty (30) days after the second real estate agent/broker has been appointed, they shall attempt to select a third real estate agent/broker meeting the qualifications stated in this paragraph, within fifteen (15) days after the last day the two agent/brokers are given to set the Market Value Rent. If they are unable to agree on the third real estate agent/broker, either of the parties to this Lease, by giving fifteen (15) days' notice to the other party can apply to the then president of the San Jose Board of Realtors or to the presiding judge of the superior Court of Santa Clara County for the selection of a third real estate agent/broker who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third real estate agent/broker and of paying the third agent/broker's fee. The third agent/broker, however selected, shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days after the selection of the third agent/broker, a majority of the agent/brokers shall set the Market Value Rent for the extended term. If a majority of the agent/brokers are unable to set the Market Value Rent within the stipulated period of time, the three sums determined by the agent/brokers shall be added together and their total divided by three; the resulting quotient shall be the Market Value RENT for the Premises during the extended term. This process shall be binding on both Lessor and Lessee.

     (d) Cancellation of Rent Determination: In the event that the determination of the Market Value Rent set forth in the Lessor's and Lessee's Determination Notices shall differ by less than five percent (5%) per square foot per month for the Renewal Term, then the Market Value Rent shall not be determined by the real estate agent/brokers, but shall be sent by taking the average of the Lessor's and Lessee's Market Value Rent as set out in their respective Determination Notices. Only the determinations set forth in the Lessor's and Lessee's Determination Notices shall differ by more than five percent (5%) per square foot per month for the Renewal Term shall the actual determination of Market Value Rent be made by the above determination process.

     (e) Late Determination. If, for any reason, the Market Value RENT shall not have been determined prior to the Commencement Date of the Renewal Term, then, Lessee shall continue to pay the Base Monthly Rental in effect during the final year of the initial terms of the Lease. Upon final determination of the Market Value Rent, an appropriate adjustment to the Base Rent shall be made reflecting such final determination, and Lessor or Lessee, as the case may be, shall promptly refund or pay to the other any overpayment or deficiency, as the case may be in the payment of the Market Value Rent from the date of commencement of the Renewal Term to the date of such final determination.

51.  Increases in Property Tax Due to a Sale to an Unrelated Third Party:

     If the real estate taxes on the Premises are increased during the first three years of the lease term as a result of a sale or exchange of the Premises, the parties have agreed to limit the increase in tax payments that Lessee will be obligated to pay during the first three years of the lease term. In the event of such an increase, Lessee shall be required to pay, for any twelve month period that begins with an anniversary of the Commencement Date (a "Lease Year"), an increase in taxes up to (but not more than) an amount equal to ten percent (10%) of the total taxes that Lessee paid in Lease Year preceding the year of increase. On the third anniversary of the Commencement Date, the limit on Lessee's obligation to pay taxes shall cease, and Lessee shall pay real estate taxes as required under lease section 10. Notwithstanding the foregoing, however, in no case shall Lessee be required to pay, at any time during the lease term, any increase in real estate taxes caused by a "change in ownership" which is not a bona fide sale or exchange to a third party (including without limitation, for example, an internal reorganization of tenant, a transfer by tenant to related parties or an estate planning change of ownership (such as a transfer to a "family partnership"))

52.  Right of First Offer:

     a. First Offer Right: Lessee shall have the Right of First Offer for the sale of the Premises pursuant to the following terms of this right of First Offer. This Right of First Offer shall apply to the initial (5) year term and the two (2) renewal term(s), if exercised.

     b. Procedure for Offer: Lessor agrees that during the initial five (5) year lease term and two (2) three (3) year option periods of this Lease, Lessor shall deliver written notice to Lessee prior to Lessor submitting to a third party a bond fide proposal or responding to a proposal to sell the Premises to such third party. If Lessor sells the Premises to a third party after offering the Premises to lessee as required hereunder, Lessee's right of first offer shall thereupon terminate and be of no further force or effect.

     c. Procedure for Acceptance: Provided that the Lessee is not in default of this Lease beyond the expiration of any applicable grace or cure periods on the date of giving Notice of Right of First Offer, Lessee shall have the exclusive right and option to elect to negotiate with Lessor to purchase the Premises for a period of fifteen (15) days from Lessor's written notice. During this period of time, Lessor will conduct any purchase discussions only with Lessee. Lessor may negotiate with any other parties (whether or not an agreement is reached with Lessee) after this fifteen
     (15) days period has expired.

     d. Suspension of Right of First Offer: Lessee shall not have the right to exercise this Right of First Offer is Lessee is in default of this Lease beyond the expiration of any applicable grace or cure periods on the date of giving the First Offer Notice.

     e. First Offer Right Personal to Lessee: Lessee's Right of First Offer is personal to, and shall only be exercised by the originally named Lessee under this Lease (and may not be exercised by any assignee, sublessee or other transferee of Lessee's interest in this Lease or the Premises,), and shall only be available to Lessee while Lessee is in actual possession and physical occupancy of the entire Premises. For purposes of this section, a successor under an Internal Change shall be deemed to be the Lessee hereunder.

     53. Intentionally deleted.

     54. Signage: Lessor, without warranty of success, shall cooperate with Lessee and the appropriate governmental agencies to acquire the monument and building signage for Lessee.

     55. Condition of Premises/Roof Maintenance and Repair:   Prior to Lessee's
occupancy, the Premises' plumbing, electrical and mechanical systems will be in good working order and condition. Lessor shall repair or replace any defective or malfunctioning component of the heating, ventilation, and air conditioning system (HVAC), the plumbing system (including sprinkler system) or electrical system (including lights) for which Lessor has received written notice from Lessee describing the failure or malfunction within one hundred twenty (120) days of the Commencement Date. Prior to the Commencement Date, Lessor shall replace the roof with a so-called twenty year roof of a type reasonably acceptable to Lessee. Beginning on the first anniversary of the Commencement Date, with each payment of Base Rent, Lessee shall pay, in addition, a monthly sum equal to the amount necessary to fully amortize the cost of the roof plus interest at ten percent per annum (10%) over one hundred twenty (12) such equal monthly payments. Lessor shall provide, upon the request of Lessee, such evidence of cost and is reasonably requested by Lessee.

LANDLORD:                               TENANT:

                                        The SMT Centre, Inc., a California
                                        corporation

_______________________                 By:
                                             _____________________________
Edwin A. Helwig                              Print Name

_______________________                      ______________________________
Barbara G. Helwig                            Signature

                                             _______________________
                                             Title of Signatory

                             WORK LETTER AGREEMENT
                             ---------------------

     This Work Letter Agreement ("Agreement") is made pursuant to and as part of that certain lease agreement ("Lease") dated as of August 11, 1997 by and between Edwin A. Helwig and Barbara G. Helwig (collectively, "Lessor") and The SMT Centre, Inc., a California corporation ("Lessee") covering certain premises ("Premises") more particularly described in Section 1.2 of the Lease. In consideration of the mutual covenants contained below, Lessor and Lessee hereby agree as follows:

     1.   Construction of Tenant Improvements.  Lessor agrees to construct
          -----------------------------------
certain improvements ("Tenant Improvements") within the Premises in conformance with the Approved Plans described below, subject to all the terms and conditions contained in this Agreement.

     2.   Improvement Allowance.
          ---------------------

          (a)  Amount.  Lessor shall provide an allowance for the building costs
               ------
incurred by Lessor in completing the Tenant Improvements ("Improvement Allowance"). The allowance shall be used, but not limited to, the installation and completion of the following improvements:

               (1) Remove all interior walls in the manufacturing area and remove the existing office area.

               (2) Paint all the interior walls with a mutually acceptable color.

               (3) Carpet in the office area with a mutually acceptable quality and color.

               (4) Install adequate fluorescent lighting fixtures for Lessee's assembly operation.

               (5) General cleanup outside the Premises, landscape and parking areas.

               (6) Power wash and paint the exterior of the building in mutually acceptable colors.

               (7) Distribute the existing power to accommodate Lessee's assembly operation.

               (8) Construct a dock high truck well at the designated, existing grade level roll-up door.

               (9) Install a new HVAC system(s) to service the entire premises.

               (10) Install a tile floor covering (VCT) throughout the assembly and storage areas.

               (11) Demolish concrete sloped slab (approximately 7,500 square feet) and install a new slab.

     To the extent that the cost of the Tenant Improvement Work is in excess of the Improvement Allowance, then Lessee shall pay to Lessor such excess amount on a pro rata basis as a percentage of the completion of the Tenant Improvement Work.

          (b)  Definition of Tenant Improvement Work.  The term "Tenant
               -------------------------------------
Improvement Work" shall mean all work required pursuant to the Approved Plans (as defined below) to be done to complete the Tenant Improvements in the Premises for occupancy by the Lessee.

          (c)  Definition of Improvement Costs.  As used in this Agreement, the
               -------------------------------
term "Improvement Costs" shall mean and include all hard and soft costs related to the design and construction of the Tenant Improvements in accordance with the Approved Plans and all approved Change Orders, including without limitation (i) engineering and architectural fees; (ii) the costs of all required governmental approvals and permits, (iii) all contractor supervision costs; (iv) the cost of acquiring materials, supplies and equipment rental; (v) the contract price for all construction work undertaken by general contractors and subcontractors, including fees, general conditions and overhead of the contractors ("General Contractor's Fees"), as applicable; (vi) the cost of all equipment and fixtures provided for in the Approved Plans, including the cost of installation; (vii) the cost of all testing expenses; (viii) the cost of premiums for surety bonds, if any, including, but not limited to payment and performance bonds and mechanics' lien bonds; (ix) the cost of utility connections, installation of utility facilities and meters, and course of construction utility usage fees;
(x) the cost of removing rubbish and waste materials from the work site; and
(xi) the cost of premiums for insurance, if any, including contractor's liability, course of construction and workers' compensation.

          (d)  Exclusions from Improvement Costs.  The Improvement Costs shall
               ---------------------------------
not include any costs incurred by Lessor in redoing the parking lot by removing landscaping, repairing degraded areas of asphalt, reconfiguring the parking layout, and slurry sealing and striping the parking lot. This work all shall be performed by Lessor and will result in a reconditioned parking lot with 175 or more parking spaces.

     3.   Preparation of Preliminary and Final Plans.
          ------------------------------------------

          (a)  Preparation of Preliminary Plans.  On or before September 22,
               --------------------------------
1997 Lessee shall provide to Lessor sufficient information regarding Lessee's requirements for the Tenant Improvements in order to enable Lessor to prepare preliminary plans and specifications for the Tenant Improvements ("Preliminary Plans"). Lessor shall cause its architect to promptly deliver to Lessee Preliminary Plans.

          (b) Revision of Preliminary Plans.  Within three (3) business days
              -----------------------------
after the delivery of the Preliminary Plans to Lessee, Lessee shall approve the Preliminary Plans or inform Lessor of Lessee's specific objections to such Plans, which objections must be reasonable. If Lessee disapproves the Preliminary Plans, then the parties shall confer and negotiate in good faith to reach agreement as to what revisions should be made.

          (c) Final Plans.  Once an agreement has been reached regarding
              -----------
revisions to the Preliminary Plans, Lessor shall prepare final plans and specifications and working drawings ("Final Plans") for the Lessee Improvements. Within three (3) business days after the delivery of the Final Plans to Lessee, Lessee shall approve the Final Plans or inform Lessor of Tenant's specific objections to such Final Plans, which objections must be reasonable. Provided that such Final Plans are logical evolutions of the Preliminary Plans and incorporate the parties' agreement regarding revisions thereto, Lessee shall not withhold its approval of the Final Plans. The parties shall use their best efforts to reach agreement regarding changes to the Final Plans as soon as it is reasonably practicable. In any event the parties shall agree on Final Plans on or before October 6, 1997.

          (d) Lessee Right to Terminate.  Lessor's Architect and Lessee shall
              -------------------------
work diligently to obtain a preliminary cost estimate for the Improvement Costs. The estimates shall be reduced to writing and initialed by Lessor and Lessee. The preliminary estimates shall include (i) a preliminary estimate of the "hard costs" for the Tenant Improvements, (ii) a preliminary estimate of the "soft costs" for the Tenant Improvements and (iii) a preliminary estimate of all other costs included in the definition of Improvement Costs for the Tenant Improvements. If the preliminary estimate exceeds nine hundred thousand dollars ($900,000), Lessee shall have the right to terminate this Lease by written notice to Lessor within three business days after receipt of the preliminary estimate. If Lessee elects to terminate this Lease, Lessor promptly shall return Lessee's Security Deposit and first month's rent.

          (e) Bidding/Cost Statement.  Once the parties have approved the Final
              ----------------------
Plans, Lessor shall be responsible for causing the Tenant Improvements to be constructed by one (1) of the general contractors chosen by Lessor ("Contractors") to be selected by the bidding procedure described below in this section ("Approved Contractor"). Prior to October 6, 1997, Lessor shall submit to the contractors the Approved Plans and cause each contractor to submit to Lessor fixed-price bids for such Tenant Improvements. Such bids shall be quoted as a total dollar amount. Lessor shall instruct each Contractor to include in its bid, to the extent practical, the identities of all subcontractors, materialmen, laborers and suppliers (collectively "Subcontractors") from whom such Contractors shall obtain competitive bids for the Tenant Improvements (including any subcontractors required to be included in the bid package by Lessor and Lessee, as described below), as well as an estimated construction schedule for construction of the Tenant Improvement Work and a commitment to achieve Lessor's and Lessee's goal to have the Tenant Improvements Substantially Completed by December 15, 1997. Lessor shall cause each Contractor to include in the bid package an appropriate adjustment, if any, to such General Contractor's Fees, for overtime and other increased cost to the extent required to meet such schedule. Lessor will cause the Contractors to deliver to Lessor and Lessee sealed copies of their bids by October 17, 1997. Lessor also shall deliver to Lessee final not-to-exceed "soft costs" on or before October 17, 1997. On or before October 19, 1997, Lessor shall select one of the Contractors described above to act as the general contractor for the Tenant Improvements based on the lowest bid, as determined by Lessor after Lessor has completed an "apples to apples" comparison of all the bids. Lessor will supply this comparison to the Lessee by October 19, 1997. Lessee may request a Contractor whose bid was higher by notifying Lessor in writing on or before October 20, 1997.

Following the selection, the Approved Contractor shall submit a fixed-price contract to the Lessor, which contract shall combine the selected Subcontractor's bids with the General Contractors Fees. Prior to Lessor's execution of the fixed-price contract Lessor shall deliver to Lessee a statement (the "Cost Statement") setting forth the projected delivery date and (i) the contract price for the "hard" costs, and (ii) a statement of the design and construction costs of the Tenant Improvements that are not included in the General Contractor's contract, such as, but not limited to, (A) any permit fees and (B) all other soft costs.

Notwithstanding the foregoing, if the Improvement Costs described in the Cost Statement, are more than ten percent in excess of the Preliminary Improvement Costs (exclusive of any increase in costs resulting from Lessee requested changes or modifications), then Lessee shall have the right to terminate this Lease by providing Lessor with written notice within two (2) business days from receipt of the final Improvement Costs. If Lessee does not so terminate this Lease, then the Improvement Costs delivered to Lessee shall be binding and shall not increase unless (i) Lessee agrees in writing to such an increase or (ii) through Lessee approved Change Orders (as described below). Lessor shall not authorize any increase in Improvement Costs, once delivered to Lessee, without Lessee's prior written consent. If Lessee elects to terminate this Lease, Lessor promptly shall return Lessee's Security Deposit and first month's rent.

          (f) Governmental Approvals.  Once the parties have agreed on any
              ----------------------
revisions to the Final Plans as described above, Lessor shall cause its architect to obtain approval of the Approved Plans by all governmental agencies having jurisdiction of the Premises. If any changes are required by the governmental authorities, Lessor and Lessee shall cooperate to incorporate such changes. The costs resulting from any such changes shall be included with "Improvement Costs" as described above. Immediately after all such governmental approvals have been obtained, Lessor and Lessee shall initial and date four (4) copies of such approved Final Plans ("Approved Plans"), which shall then become a part of this Agreement as though fully set forth herein.

          (g) Failure to Deliver Objections.  Every approval or disapproval by
              -----------------------------
Lessee given to Lessor under this Agreement shall not be effective unless in writing signed by Lessee. If Lessee fails to deliver any written objections to the Preliminary Plans, Final Plans or Cost

Estimate within the respective time periods provided above, then Lessee shall be deemed to have approved the same.

     4.   Change Orders.  No material changes, modifications or alternations in
          -------------
the Approved Plans or in the Tenant Improvement Work pursuant thereto shall be made by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All requests for extra work or change orders shall be made in writing, and shall specify the added or reduced costs and time resulting therefrom. Once approved in writing by both parties, such change orders shall become a part of the Approved Plans, and any additional or reduced costs relating thereto (including any similar services) shall be added to or subtracted from Improvement Costs, as the case may be.

     5.   Completion and Rental Commencement Date.
          ---------------------------------------

          (a) Lessor's Obligations.  Upon obtaining all necessary governmental
              --------------------
approvals, Lessor shall commence construction of and diligently pursue the completion of the Tenant Improvements substantially in compliance with the Approved Plans and this Agreement, and in conformance with all conditions applicable to the Tenant Improvements which are necessary for lawful occupancy of the Premises.

          (b) Commencement Date; Substantial Completion.  Notwithstanding the
              -----------------------------------------
provisions of section 1.3 of the Lease to the contrary, the Commencement Date of the Lease and Lessee's obligations for the payment of Rent under the Lease shall commence on the date (the "Commencement Date") which shall be the later of: (i) Substantial Completion (as defined below) of the Tenant Improvement Work or (ii) December 15, 1997. As used in this Agreement, the term "Substantial Completion" means the date on which all of the following have been completed: (i) Certification by Lessor's architect on the appropriate AIA form that the Tenant Improvement Work has been completed in accordance with the Approved Plans, subject to Punch-List items which will not materially interfere with Lessee's use and occupancy of the Premises; and (ii) receipt of a temporary Certificate of Occupancy, or other occupancy permit, entitling Lessee to legally occupy the Premises. Lessor shall use its commercially reasonable efforts to cause all Punch-List items to be completed within thirty (30) days after Substantial Completion.

In the event Substantial Completion occurs prior to December 15, 1997, then Lessee, at Lessee's sole election, shall be permitted to (but shall not be required to) occupy and do business from the Premises under all of the terms and conditions of the Lease ("Early Occupancy"). In the event Early Occupancy occurs, then Lessee shall be obligated to pay Base Rent, such Rent shall be prorated on a per diem basis until December 15, 1997. Lessor shall notify Lessee at least two (2) weeks in advance of the anticipated Substantial Completion date, subject to change depending on final inspections by City inspectors. Lessor shall deliver to Lessee a notice specifying the Commencement Date and expiration date of the Term, which notice Lessee shall execute and return to Lessor within ten (10) business days of receipt thereof.

          (c) Lessee Delay.  Notwithstanding the foregoing, if Lessor's
              ------------
completion of the Tenant Improvement Work is delayed as a result of any Lessee Delay (defined below), then the Commencement Date as would otherwise have been established pursuant to section (b) above shall be accelerated by the number of days of such Lessee Delay. For purposes of this Lease, "Lessee Delay" shall man any delay or delays in Substantial Completion of the Tenant Improvement Work resulting from (i) Lessee's failure to promptly furnish any information necessary for Architect's completion of the Preliminary Plans or final construction plans or to approve the Preliminary Plans or the final construction plans by the date set forth, (ii) Lessee's failure to provide information to the Architect in accordance with the provisions of this Work Letter Agreement, (iii) Lessee's changes to the Approved Plans after Lessor's and Lessee's approval thereof, (iv) Lessee's failure to otherwise perform any of its obligations hereunder by the dates set forth and/or Lessee's failure to otherwise comply with any provision of the Lease, (v) Lessee's request for materials, finishes or installations that are long lead-time items, provided that Lessor shall notify Lessee of such fact and give Lessee the opportunity of substitution within three
(3) business days after such notice, and any delay resulting from such substitution shall be a Lessee Delay (provided it shall not be a Lessee Delay if no substitution is available on a shorter lead-time), (vi) any delay of Lessee in making payment of Lessee's share of the costs and expenses of the design and construction of the Tenant Improvement Work, (vii) Lessee's interference with Lessor or the General Contractor's construction of the Tenant Improvement Work,
(viii) any work performed by Lessee in the Premises which interferes with, obstructs or delays Lessor in the construction of the Tenant Improvement Work (provided the parties acknowledge that Lessee will be entering the Premises prior to Substantial Completion to install equipment and other improvements in accordance with section 7 below) and (ix) any other act or failure, after the date Lessee executes this Work Letter Agreement, by Lessee, Lessee' s employees, agents, consultants or any other persons performing or required to perform services on behalf of Lessee. Prior to claiming any Lessee Delay and as a condition to such claim, Lessor must notify Lessee in writing within twenty four hours of the occurrence of an event of Lessee Delay and of the number of days that Lessor claims with regard to such Lessee Delay. (In no event shall the fact that Lessee's use of the Premises includes certain Hazardous Substances be deemed in any manner a Lessee Delay.)

          (d) Assignment of Warranties.  Upon completion of the Tenant
              ------------------------
Improvements, Lessor shall assign to Lessee the warranties for any equipment or portions of the Premises for which Lessee is assuming responsibility hereunder, including without limitation the HVAC system. If any such warranties are not assignable, Lessor will cooperate with Lessee if Lessee determines that a claim should be made under the warranty.

     6.   Punch List Procedure.  Within thirty (30) days after Lessor notifies
          --------------------
Lessee that the Tenant Improvements are substantially complete, Lessee shall deliver to Lessor a statement describing all noticeable defects, errors and/or omissions observed in the Tenant Improvements (the "Punch List"). Lessor, Lessee, the Architect and Contractor shall perform an inspection of the Premises and shall note any obvious defect or omissions within the Premises.

     7.   Fixturing Entry by Lessee.  Any time during thirty (30) days before
          -------------------------
the scheduled completion date for the Tenant Improvements, Lessee, at its option, along with its contractors, subcontractors and agents, shall be permitted to enter the Premises, with no obligation to pay Rent, for the purposes of installing furniture, fixtures, and equipment provided that Lessee has already complied with the insurance provisions of this Lease and provided such access and installation work does not unreasonably interfere with, obstruct, or delay Lessor's construction of the Tenant Improvement Work.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.

LANDLORD:                               TENANT:
                                        The SMT Centre, Inc., a
                                        California corporation

__________________________
Edwin A. Helwig                         By:
                                              ________________________
                                              Print Name

Date:
                                              _______________________
                                              Signature
__________________________
Barbara G. Helwig
                                              _______________________
Date:                                         Title of Signatory

                                        By:   _______________________
                                              Print Name

                                              _______________________
                                              Signature

                                              _______________________
                                              Title of Signatory
                                        Date:

                                   EXHIBIT B

                                 NONE-DELETED

                                   EXHIBIT C

     LIST OF HAZARDOUS SUBSTANCES TO BE USED BY TENANT--LANDLORD APPROVES USE IN ACCORDANCE WITH APPLICABLE LAWS BY EXECUTING LEASE


     DESCRIPTION              TYPE                ANNUAL QUANTITY

     SOLDER PASTE             ALPHA WS629         800 LBS

     FLUX                     ALPHA FLUX 856      1500 GALLONS

     FLUX THINNER             ALPHA 425           2500 GALLONS

     SOLDER                   ALPHA VACULOY       1200 LBS

                                   EXHIBIT D

     LIST OF ITEMS TENANT INTENDS TO ATTACH TO PREMISES THAT WILL BE CONSIDERED TRADE FIXTURES (OTHER TRADE FIXTURES MAY ALSO BE ATTACHED BY TENANT)


     TRADE FIXTURES TO BE ATTACHED TO THE BUILDING:

     1.  EQUIPMENT EXHAUST UNITS.